------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                              February 14, 1997
               (Date of Report--Date of Earliest Event Reported)

                                 PSINet Inc.
             (Exact name of Registrant as specified in its charter)

                                  0-25812
                          (Commission File Number)

             New York                                           16-1353600
   (State or other jurisdiction                              (I.R.S. Employer
         of incorporation)                                  Identification No.)

  510 Huntmar Park Drive, Herndon, VA                              20170
(Address of principal executive offices)                         (Zip Code)


                            (703) 904-4100
          (Registrant's telephone number, including area code)

                            Not Applicable

         (Former name, former address and former fiscal year, if changed since last report date)



------------------------------------------------------------------------------
------------------------------------------------------------------------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

    (a) Effective as of February 1, 1997, PSINet Inc. (the "Company") sold all of the issued and outstanding capital stock of its wholly-owned subsidiary InterCon Systems Corporation ("InterCon") to Ascend Communications, Inc. ("Ascend") in exchange for $12 million in cash pursuant to a Stock Acquisition Agreement between the Company and Ascend. In addition, in connection with the sale, the Company received $8.5 million in cash from Ascend as repayment of intercompany debt owed by InterCon to the Company.

    The purchase price was determined through negotiations between the Company and Ascend conducted on an arms' length basis. During such negotiations, the parties considered, among other things, the software technology deployed and owned by InterCon, the software products offered, the market for its products, the software engineering and technology staff, the present stage of development of its business and operations, the condition of its assets, its financial condition, and its future business prospects.

    Ascend is a significant vendor in providing modems used in the Company's network services for its customers. All purchases from Ascend are made on an arms' length basis.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    The following pro forma financial information and exhibits are filed as part of this Report:

    (b) Unaudited Pro Forma Financial Information:

        Unaudited Pro Forma Consolidated Balance Sheet at December 31, 1996

        Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1996

        Notes to Unaudited Pro Forma Consolidated Balance Sheet at December 31, 1996 and the Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1996

    (c) Exhibits:

        2 Stock Acquisition Agreement, dated as of February 1, 1997, between Ascend Communications, Inc., a Delaware corporation, and PSINet Inc., a New York corporation, with respect to all outstanding capital stock of InterCon Systems Corporation, a Delaware corporation and a wholly-owned subsidiary of PSINet Inc.

                        PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma financial information of the Company is based on the historical unaudited consolidated financial statements of the Company as of and for the year ended December 31, 1996 adjusted to give effect to the Company's sale of all of the issued and outstanding common stock of its wholly-owned subsidiary InterCon Systems Corporation ("InterCon") to Ascend Communications, Inc. The Unaudited Pro Forma Consolidated Balance Sheet gives effect to the transaction described above as if it had occurred on December 31, 1996. The Unaudited Pro Forma Consolidated Statement of Operations gives effect to the transaction described above as if it had occurred on January 1, 1996. The pro forma adjustments are based upon currently available information and the historical financial information of the Company and InterCon as of and for the year ended December 31, 1996. The pro forma financial information is presented for informational purposes and does not purport to represent what the Company's actual results of operations or financial position would have been if the transaction described above had been consummated on January 1, 1996 or on December 31, 1996, as the case may be, or which may result from future operations.

                                  PSINET INC.
                  UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1996
                                 (IN THOUSANDS)

                                                                       PSINET INC.
                                                                      CONSOLIDATED                     PRO
ASSETS                                                                     (1)        ADJUSTMENTS (2)  FORMA (3)
-------------------------------------------------------------------  ---------------  ---------------  ----------
 Current assets:
  Cash and cash equivalents..........................................  $    52,695       $     (41)    $   73,154
                                                                                            20,500
  Short-term investments and marketable securities...................        4,649          --              4,649
  Accounts receivable, net...........................................       17,421            (715)        16,706
  I/C receivable.....................................................      --                8,500         --
                                                                                            (8,500)
  Inventories........................................................          643            (300)           343
  Prepaid expenses...................................................        1,963            (688)         1,275
  Other current assets...............................................        4,940             (68)         4,872
                                                                       ---------------        ------     ----------
   Total current assets..............................................       82,311          18,688        100,999
Property and equipment, net..........................................       72,061            (736)        71,325
  G/W and other intangibles, net.....................................       13,589          (9,512)         4,077
  Capitalized software costs, net....................................        3,084          (3,084)        --
  Other assets and deferred charges..................................        6,067             (47)         6,020
                                                                       ---------------        ------     ----------
  Total assets.......................................................  $   177,112       $   5,309     $  182,421
                                                                       ---------------        ------     ----------
                                                                       ---------------        ------     ----------
LIABILITIES AND SHAREHOLDERS' EQUITY
 Current liabilities:
  Line of credit.....................................................  $     2,000          --         $    2,000
  Current portion of long-term debt..................................       24,915          --             24,915
  Trade accounts payable.............................................       19,868            (474)        19,394
  Accrued payroll and related expenses...............................        3,098            (192)         2,906
  Other accounts payable and accrued liabilities.....................        3,632            (312)         4,070
                                                                                               750
  Deferred revenue...................................................        5,612            (522)         5,090
                                                                       ---------------        ------     ----------
   Total current liabilities..........................................       59,125            (750)        58,375
 Long-term debt.....................................................         26,938             (73)        26,865
 Deferred income taxes..............................................            476          --                476
 Other liabilities..................................................            790              (7)           783
                                                                      ---------------        ------     ----------
  Total liabilities..................................................        87,329            (830)        86,499
                                                                      ---------------        ------     ----------
 Shareholders' equity:
  Common stock.......................................................          402          --                402
  Capital in excess of par value.....................................      208,000          --            208,000
  Treasury stock.....................................................       (2,005)         --             (2,005)
  Retained deficit...................................................     (116,636)          6,139       (110,497)
  Cumulative foreign currency translation adjustment.................           22          --                 22
                                                                      ---------------        ------     ----------
  Total shareholders' equity.........................................       89,783           6,139         95,922
                                                                      ---------------        ------     ----------
  Total liabilities and shareholders' equity.........................  $   177,112       $   5,309     $  182,421
                                                                     ---------------        ------     ----------
                                                                     ---------------        ------     ----------

------------------------

(1) Reflects the unaudited consolidated financial postion of PSINet Inc. as of December 31, 1996.

(2) Adjustments to reflect the sale of InterCon to Ascend as if the transaction had been consummated on December 31, 1996. See Notes to Unaudited Pro Forma Consolidated Balance Sheet.

(3) Reflects the financial position of PSINet Inc., on a pro forma basis, assuming the sale of InterCon had been consummated as of December 31, 1996.

                                  PSINET INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                    PSINET INC.
                                                                   CONSOLIDATED                  PRO
                                                                        (1)        INTERCON (2)  FORMA (3)
                                                                  ---------------  ------------  ----------
Revenue.........................................................    $    84,351     $   (4,749)  $   79,602
Other income, net...............................................          5,417         --            5,417
                                                                  ---------------  ------------  ----------
                                                                         89,768         (4,749)      85,019
                                                                  ---------------  ------------  ----------
Operating costs and expenses:
 Data communications and operations..............................        70,102         (2,944)      67,158
 Sales and marketing.............................................        27,064         (3,982)      23,082
 General and administrative......................................        20,648         (2,446)      18,202
 Depreciation and amortization...................................        28,035         (7,613)      20,422
                                                                   ---------------  ------------  ----------
  Total operating costs and expenses..............................      145,849        (16,985)     128,864
                                                                   ---------------  ------------  ----------
 Loss from operations............................................       (56,081)        12,236      (43,845)
 Interest expense................................................        (5,025)             1       (5,024)
 Interest income.................................................         3,794         --            3,794
 Other income....................................................         2,863         --            2,863
 Equity in loss of affiliate.....................................          (807)        --             (807)
                                                                  ---------------  ------------  ----------
 Loss before taxes...............................................       (55,256)        12,237      (43,019)
 Income tax benefit..............................................           159         --              159
                                                                  ---------------  ------------  ----------
 Net loss........................................................   $   (55,097)    $   12,237   $  (42,860)
                                                                  ---------------  ------------  ----------
                                                                  ---------------  ------------  ----------
 Loss per share..................................................   $     (1.40)
                                                                  ---------------
                                                                  ---------------
 Pro forma loss per share........................................                                 $    (1.09)
                                                                                                  ----------
                                                                                                  ----------
 Shares used in computing loss per share and pro forma loss per
  share.........................................................         39,378                      39,378
                                                                  ---------------                ----------
                                                                  ---------------                ----------


------------------------

(1) Reflects the unaudited consolidated results of operations of PSINet Inc. for the year ended December 31, 1996.

(2) Reflects the unaudited results of operations of InterCon for the year ended December 31, 1996.

(3) Reflects the results of operations of PSINet Inc., on a pro forma basis, assuming the sale of InterCon had been consummated as of January 1, 1996.

                             PSINet Inc.

               NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
               BALANCE SHEET AND STATEMENT OF OPERATIONS

NOTE 1--BASIS OF PRESENTATION

    The Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1996, reflects the financial position of PSINet Inc. (the "Company") at December 31, 1996, on a pro forma basis, assuming the Company's sale of its wholly-owned subsidiary InterCon Systems Corporation ("InterCon") had been consummated on December 31, 1996.

    The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1996, reflects the results of operations of PSINet Inc. (the "Company") for the year ended December 31, 1996, on a pro forma basis, assuming the Company's sale of InterCon had been consummated on January 1, 1996.

    Management believes that the assumptions used in preparing the Unaudited Pro Forma Consolidated Balance Sheet and the Unaudited Pro Forma Consolidated Statement of Operations provide a reasonable basis for presenting all of the significant effects of the sale described above, that the pro forma adjustments give appropriate effect to those assumptions and that the pro forma adjustments are properly applied in the Unaudited Pro Forma Consolidated Balance Sheet and the Unaudited Pro Forma Consolidated Statement of Operations.

NOTE 2--LOSS PER SHARE AND PRO FORMA LOSS PER SHARE

    Loss per share is computed using the weighted average number of shares of common stock, adjusted for the dilutive effect of common stock equivalent shares of common stock options and warrants. Common stock equivalent shares are calculated using the treasury stock method.

    Pro forma loss per share is computed using the same basis as the loss per share except the pro forma net loss, assuming the sale of InterCon had been consummated on January 1, 1996, is used rather than the historical net loss.

                                PSINet Inc.
                                 FORM 8-K

                                 SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PSINet Inc.

March 3, 1997                    By: /s/ Edward D. Postal
-------------                        ----------------------------
   Date                              Edward D. Postal
                                     Vice President and Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.           Exhibit Name                                        Page
-----------           ------------                                        ----
    2           Stock Acquisition Agreement, dated as of February 1,
                1997, between Ascend Communications, Inc., a Delaware corporation, and PSINet Inc., a New York corporation, with respect to all outstanding capital stock of
                InterCon Systems Corporation, a Delaware corporation
                and a wholly-owned subsidiary of PSINet Inc...............